Exhibit 99.1

March 2012

1 Forward-Looking Statements This document contains forward-looking statements within the meaning of the safe harbor provisions of the Securities Litigation Reform Act of 1995. Terms such as “expect,” “believe,” “continue,” and “grow,” as well as similar comments, are forward-looking in nature. Although the Company believes its growth plans are based upon reasonable assumptions, it can give no assurances that such expectations can be attained. Factors that could cause actual results to differ materially from the Company’s expectations include: general business and economic conditions, competitive factors, raw materials purchasing and fluctuations in demand. Please refer to the Company's Securities and Exchange Commission filings for further information. See Appendix for information regarding Non-GAAP Financial Measures utilized herein, including Adjusted EBITDA.

2 Investment Highlights Stabilizing Industry Fundamentals with Attractive Long-Term Prospects Leading Global Brand with Significant Scale Innovative Market Leader with Broadest Branded Product Portfolio Industry Leading Advertising and Digital Media Assets Unprecedented Opportunity to Gain Profitable Specialty Market Share Continued Cost Reduction Programs Operational / Financial Flexibility, Strong Cash Flow and Deleveraging Opportunities Proven Management Team

3 Company Overview Leading global bedding manufacturer with broadest portfolio of established brands Global Sales of $1.2Bn in Fiscal 2011 Largest Bedding Company in the U.S. for over 20 years #1 - Canada and Mexico Industry’s Broadest Product Portfolio – Innerspring and Specialty Industry’s Largest Sales, Marketing and Training Team Approximately 3,000 Retailers with over 7,000 Domestic Points of Sale

4 Overview of Brands Innerspring offering represents ~50% of total Company portfolio In 2011 completed the Next Generation Posturepedic launch, the largest and fastest rollout in the company’s history Goal is for line to gain innerspring market share in 2012 New Specialty division created in 2011 The long term goal of this division is to capture 20% of the market share in specialty category Introduction of New “Sealy Posturepedic Optimum” Specialty at the January 2012 Las Vegas Market Will begin rollout in Q2 2012 Luxury offering, reestablished in 2009 Completing launch of the next generation Stearns & Foster in first half of 2012 Record Revenue in Q1 2012 Targets value price points of market Introduced refresh of the Promotional line in January 2012 and it will begin shipping in Q2 Expect value segment of overall bedding market to perform well in 2012

5 Bedding Industry Demand Drivers Approximately two-thirds of total industry revenues Historical 9-10 year replacement cycle Replacement Demand Strong long-term industry growth has been driven consistently by these principal factors Population Growth GDP Per Capita + Total Home Sales Innovative Product Attractive demographics Self-sustaining growth through unit growth and “trading up” activity GDP Per Capita is strong indicator – combination with Total Home Sales is a stronger predictor of future demand Tendency to replace mattresses in the year of home purchase Critical to long-term growth – increases company visibility and justifies AUSP growth and margin expansion Can trigger more frequent replacement purchase

6 Stabilizing Industry Fundamentals with Attractive Long-Term Prospects Source: ISPA ¹ Source: Bureau of Economic Analysis, Congressional Budget Office Note: 2010 industry sale numbers are based on ISPA Bedding Barometer reported growth Positive demographic trends and resilient growth following recessionary periods 5% -2% 16% 7% 6% 7% 9% 8% 2% 0% 3% 8% 8% 9% 5% 5% 8% 11% 9% 5% 0% 4% 8% 12% 12% 5% 1% -9% -9% 4% Y-o-Y Sales Growth 20% Growth 2 Years Post Recession 16% Growth 2 Years Post Recession 23% Growth 2 Years Post Recession 25-year revenue CAGR of 6.7% from 1982 – 2007 Recession Recession Recession Recession Highly attractive long-term industry fundamentals 25-year revenue CAGR of 6.7% (1982-2007) Outlook strongly tied to macroeconomic conditions Positive demographic trends bolstered by greater consumer awareness of health benefits from a good nights sleep Fragmented customer base Limited exposure to mass merchants and low-cost imports Premier position with retailers Strong returns on invested capital $0.0 $1.0 $2.0 $3.0 $4.0 $5.0 $6.0 $7.0 $8.0 81 82 83 84 85 86 87 88 89 90 91 92 93 94 95 96 97 98 99 00 01 02 03 04 05 06 07 08 09 10 Whole Industry Sales ($Bn) GDP ($ Trillions) 1

7 Current U.S. Market Environment Significant opportunities for Sealy in midst of uncertain macro-economic environment

8 #1 U.S. Market Position for over 20 Years Leading competitor in fragmented market Significant global scale (#1 market share in Canada & Mexico) Broadest product and price point diversity Vertical integration – Innerspring and Specialty product lines Capital structure stability – withstand downturn / accelerate coming out Source: ISPA and Furniture Today Leading bedding brand with strongest strategic position and growth prospects 2010 US Market Share 19% 17% 15% 12% 5% 0% 2% 4% 6% 8% 10% 12% 14% 16% 18% 20% Sealy Serta Simmons Tempur - Pedic Select Comfort % of Total Wholesale Industry Sales

9 Product Portfolio Breadth Industry’s strongest portfolio of brands covering all price points and technologies Retail Price Point <$500 $500-999 $1,000-1,999 >$1,999 Technology Entry Innerspring Premium Innerspring High End Innerspring Latex / Visco / Gel 2010 U.S. Market Size $5.9Bn * $1.3Bn $1.9Bn $1.6Bn $1.1Bn Brands * Estimate based on ISPA data Strong Variable Contribution Margin at all Price Points Gross Margin Expansion

10 Net Sales by Geography FY 2011 Strong Brand and Geographic Diversity Established U.S. branded products with global market presence Net Sales by Brand - Domestic FY2011 US Sales $0.95 Bn Net Sales $1.2 Bn U.S. Canada Other 77.0% 15.1% 7.9% Q1 2012 Net Sales: $312.3 mm

11 Global Market Opportunity Flexibility to utilize multiple business models to capture profitable market share Canada & Mexico Rest of the World Geography Business Model Retailer Network Vertical Integration Licensing Agreements & Joint Ventures Leverage U.S. distribution model strengths Build on #1 Canada and Mexico market share Vertically integrated from components through to retail Build on #1 Argentina market share Opportunities to expand royalty / license arrangements in South America Sealy China JV opened 1st manufacturing plant in China Expand royalty income sourcing Product testing opportunities without capital investment Growth via acquisition and greenfield opportunities Adoption of best-in-class branded technologies Long term goal is to achieve profitable growth with 20% EBIT margins Initiatives South America

12 2012 Key Priorities Develop & Introduce innovative Products Improve Sales Execution Advertising – Leverage 2011 Progress Focus on Strongest performing / resilient parts of market Next Generation Stearns & Foster to take advantage of high end Sealy Promotional line to take advantage of value price points Sealy Posturepedic Optimum Rollout to take advantage of high end / specialty trends New leadership in East and West Regions Compensation: increase weighting on pay-for-performance 3 new TV spots for Posturepedic line, 1 for Optimum line Focus on Specialty in 2012 – new brand and marketing campaign, with integrated in store experience Improve sales execution and focus on the most resilient parts of the bedding market, with the goal of driving Revenue and Adjusted EBITDA growth Improve Competitiveness in Premium Specialty Bedding New Internal Specialty Division Goal to achieve 20% US market share in Specialty long term International EBITDA Growth Different opportunities to drive future growth, including direct operations, Joint Ventures and licensing. Long term growth with EBIT margins of 20% 1/3 of EBITDA growth from International Utilize Free Cash Flow to Delever Repurchased $10m of senior secured notes Dec 2011

13 2012 Product Launch –Sealy Posturepedic Optimum New line debuted at the Las Vegas Market in January 2012, starts shipping in late Q2 2012 Incorporates new innovative features such as: OptiCool gel memory foam fused with "Outlast" material, the most effective material for removing heat during the night, up to 12x more effective than standard memory foam or other gel memory foams OptiSense memory foam designed to provide a unique body hugging feel. OptiCore engineered support system designed to distribute weight more evenly across the entire mattress surface for superior support. Goal is to achieve double digit sales growth

14 New Specialty Division New Specialty division created, with responsibility for development, marketing and distribution of new specialty bedding products Launched the new Specialty line at the Las Vegas Market in January 2012 Creation of a new brand & marketing campaign with a new commercial and in store experience Long term goal is to achieve a 20% market share in the Specialty category

15 Rollout of Next Generation Stearns & Foster Accelerated the launch of the Next Generation Stearns & Foster line to take advantage of the ongoing strength in the premium segment of the industry Record revenue in Q1 2012 Based on the line’s strong reception from retailers and our executional performance, the launch date was accelerated. Expect to complete the launch in Q2 FY 2012 Offered in three collections, each with its own distinct look: Core, Estate and Lux Estate, starting at $1,399 and going up to $2,699

16 2012 Refresh of the Sealy Promotional Line Introduced the 2012 Sealy brand collection at the Las Vegas Furniture Market in January 2012 Expect to begin shipping Q2 2012 Expect above average industry growth rate in the value price segment

17 Industry Leading Advertising and Digital Media Assets Build on Success of 2011 Campaign Innovative way to maximize Sealy’s significant co-op spend ($141m Globally in FY 2011) Campaign achieved objective of extending our brand reach Increase focus on specialty with creation of an integrated in-store experience to support Sealy Posturepedic Optimum launch Develop new commercials to continue to highlight Posturepedic’s key message of providing support

18 Management Focus Culture of innovation, cost improvement, accountability, and continuous improvement Management team has significantly repositioned the Company to drive long-term success Product Development Culture Cost Reduction Accountability Retailer and Supplier Partnerships Benchmarks for Future Success Will Be Adjusted EBITDA-Driven Clearly demonstrated track record of cost reduction Complete restructuring of process for repeatability Alignment of cross-functional interests – compensation tied to operating performance and shareholder value New collaborative retailer and supplier partnerships

19 Financial Review

20 Net Sales Summary Financial Performance (Continuing Operations) Quarterly financial results – through Q1 2012 Gross Profit Adjusted EBITDA Q1 2012 – Commentary Total Net Sales were $312.3 million Total Adjusted EBITDA was $36.4 million, or 11.6% of net sales. Gross Profit of $122.4 million, or 39.2% of net sales Financial results were driven by the strong performance from the recent Stearns & Foster rollout The Stearns & Foster rollout is now 90% complete and is expected to be completed in the second quarter Adjusted EBITDA Margin ($ in millions) ($ in millions) 38.8% Gross Margin ($ in millions) 9.8% 38.9% 10.2% 41.0% 14.5% 36.4% 5.6% 39.2% 11.6% $305.5 $321.3 $334.1 $269.3 $312.3 Q1 '11 Q2 '11 Q3 '11 Q4'11 Q1 '12 $30.0 $32.8 $48.4 $15.1 $36.4 Q1 '11 Q2 '11 Q3 '11 Q4'11 Q1 '12 $118.5 $125.1 $137.0 $98.1 $122.4 Q1 '11 Q2 '11 Q3 '11 Q4 '11 Q1 '12

21 Q1 2012 Adjusted EBITDA Bridge Total Adjusted EBITDA was $36.4 million, an increase of 21.2% over the prior year Q1 Adjusted EBITDA was impacted by: Improved price / mix of $7.8 million driven by the strong performance of our Next Generation Stearns & Foster brand Increased costs of $4.1 million due to inflation; we continue to anticipate full year raw material inflation in the mid single digits Reduced product launch costs by $3.7 million ($ in millions) 30.0 (3.4) 7.8 (4.1) 3.7 2.3 36.4 Q1 '12 Adjusted EBITDA Volume Price/Mix Inflation Launch Related Other Q1 '12 Adjusted EBITDA

22 Debt Maturities No near-term amortization payments Strong liquidity – undrawn revolver and strong cash balance Cash pay leverage ratio of 3.76x as of 02/26/12 Pro Forma Debt Maturity Profile ($ mm) Enhanced financial flexibility and liquidity to support strategic initiatives and de-lever Currently Undrawn Open Market Purchase Opportunities Soft Call July 2012 Up to $35 million callable per 12 month period from issuance ABL Facility Sr. Sub. Notes $100 $269 $295 $213 $ - $100 $200 $300 $400 $500 $600 2012 2013 2014 2015 2016 Conv. PIK Notes Sr. Sec. Notes

23 Steady Cash Pay Interest Cash Pay interest levels have declined following recent deleveraging Debt Instrument $ Amount * Interest Rate Senior Secured Notes - 2016 $295 million ** 10.875% Senior Sub Notes - 2014 $269 million 8.250% ABL Revolver - 2013 $100 million (undrawn) -- Convertible PIK - 2016 $213 million*** 8.000% (non cash) Quarterly Cash Interest Expense ($ mm) ** $35 mm senior notes redeemed March 16, 2010, $10mm senior notes redeemed May 27, 2011, and $10mm senior notes redeemed December 21, 2011 *** Represents the outstanding principal as of February 26, 2012 * Amount due at maturity $15.6 $15.4 $15.2 $15.4 $15.0 Q1 '11 Q2 '11 Q3 '11 Q4 '11 Q1 '12 Cash Pay Interest

24 Potential For Future Deleveraging Convertible PIK notes soft call in 2012 is a potentially significant deleveraging event in addition to utilizing strong free cash flow generation for opportunistic calls/market purchases of senior notes 1) Includes reduction for original issue discount of $8.2 million. 2) Adjusted EBITDA calculated pursuant to indentures governing the company’s notes 3) Ratio computed on the assumption the convertible note is converted to equity in 2012 4) Includes effects of PIK interest and beneficial conversion features Convertible Call Triggers 1. Date: July 2012 2. Stock Price > $2.50 3. Leverage ratio (excluding the convertible notes) < 3.4x Post Conversion 2/26/2012 Leverage Leverage 3 Cash & Equivalents $97.9 Debt: ABL Revolver $0.0 Financing Obligations $40.9 1st Lien Senior Secured Notes 1 $286.8 Convertible Notes 4 $183.5 Senior Sub. Notes $268.9 Other Debt $0.5 Total Debt $780.7 5.88x 4.50x Net Debt $682.6 Adjusted EBITDA - LTM 2 $132.7 Net Debt to EBITDA 5.14x 3.76x

25 Q1 2012 Summary Revenue growth of 2.2% to $312.3 million, driven by success of Stearns & Foster rollout Continued rollout of Next Generation Stearns & Foster line Strong reception from retailers Participates in the high end of the market, an area that has continued to experience strong growth in the current market environment New Product Introductions Introduction of New “Sealy Posturepedic Optimum” line at the January 2012 Las Vegas Market focused on the Specialty category and premium price points Introduction of the new Sealy Promotional line at the January 2012 Las Vegas Market focused on value price points Adjusted EBITDA growth of 21.2% to $36.4 million Continued positive response to Sealy’s most significant national advertising campaign in over two decades Committed to improving performance in 2012

26 Investment Highlights Stabilizing Industry Fundamentals with Attractive Long-Term Prospects Leading Global Brand with Significant Scale Innovative Market Leader with Broadest Branded Product Portfolio Strategic Advertising and Digital Media Assets Unprecedented Opportunity to Gain Profitable Specialty Market Share Continued Cost Reduction Programs Operational / Financial Flexibility, Strong Cash Flow and Deleveraging Opportunities Proven Management Team

27 Appendix

28 Reconciliation of Non-GAAP Measures (In Millions) Our presentation of results includes Adjusted EBITDA which is not recognized under GAAP (Generally Accepted Accounting Principles) and does not purport to be alternatives to net income as a measure of operating performance or to cash flows from operating activities as a measure of liquidity. Additionally, it is not intended to be a measure of free cash flow for management's discretionary use, as it does not consider certain cash requirements such as interest payments, tax payments and debt service requirements. We present Adjusted EBITDA because the covenants contained in our senior debt agreements are based upon these measures and Adjusted EBITDA is a material component of these covenants. Additionally, management uses Adjusted EBITDA to evaluate the company’s operating performance. Because not all companies use identical calculations, this presentation may not be comparable to other similarly titled measures of other companies. Adjusted EBITDA is reconciled to net income (loss) in our quarterly earnings releases filed on Form 8-K with the Securities and Exchange Commission and such reconciliation has also been provided above. (a) Consists of various immaterial adjustments Q1 2011 Q2 2011 Q3 2011 Q4 2011 Q1 2012 Net income (loss) $ (0.9) $ (0.4) $ 6.6 $ (15.2) $ 1.2 Interest expense 21.7 21.7 21.9 22.4 22.2 Income taxes (1.2) (0.6) 9.6 (3.7) 2.5 Depreciation and amortization 6.1 6.2 5.7 6.3 6.1 EBITDA 25.7 26.9 43.8 9.8 32.0 Adjustments for debt covenants: Refinancing charges - 1.2 - - 0.9 Discontinued operations 1.0 1.1 0.9 0.9 0.4 Non-cash compensation 2.9 2.9 3.5 4.0 2.5 KKR consulting fees 0.4 0.3 0.3 0.3 0.2 Severance charges 0.2 0.2 - - - Other (various) (a) (0.2) 0.2 (0.1) 0.1 0.4 Adjusted EBITDA $ 30.0 $ 32.8 $ 48.4 $ 15.1 $ 36.4 Three Months Ended: (in millions) RECONCILIATION OF EBITDA TO NET INCOME NON GAAP MEASURES

29 Illustrative Share Count Roll Forward Below find an illustrative example of the diluted share count. There are many other factors that effect share count, listed below. You should not refer to this table as guidance for actual diluted share count. Other factors affecting diluted share count, which have been assumed to remain constant in the analysis above: Prices of Sealy common stock remain constant No additional conversions of convertible debt No additional grants, forfeitures or cancellations of equity-based incentive awards to employees or directors Sealy reports net income from continuing operations in each period (net loss would result in diluted shares equal to basic shares) No repurchases of outstanding shares Assumes convertible notes have a dilutive effect on earnings per share Q1 2012 Q2 2012 Q3 2012 Q4 2012 Q1 2013 Basic Share Count 100,918 100,918 100,918 100,918 100,918 Effect of dilutive securities: Convertible notes 208,290 212,456 216,705 221,039 225,460 Stock options 683 683 683 683 683 Restricted share units 7,114 8,291 9,354 10,139 10,750 Other 539 539 539 539 539 Diluted Share Count 317,544 322,887 328,199 333,318 338,350 Beginning Diluted Share Count 317,544 322,887 328,199 333,318 Incremental Shares for Adjustment in Unrecognized Compensation Cost 1,177 1,063 785 611 Incremental Shares for PIK Interest on Convertible Notes 1 4,166 4,249 4,334 4,421 Ending Diluted Share Count 322,887 328,199 333,318 338,350 1 Gives effect to number of PIK notes to be included on a weighted average basis.

March 2012